UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): December 14, 2021

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WD-40 COMPANY

(Exact Name of Registrant as specified in its charter)

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Delaware (State or other jurisdiction of incorporation or organization)	000-06936 (Commission File Number)	95-1797918 (I.R.S. Employer Identification Number)

9715 Businesspark Avenue, San Diego, California 92131 (Address of principal executive offices, with zip code)

(619) 275-1400 (Registrant’s telephone number, including area code)

n/a (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common stock, par value $0.001 per share	WDFC	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.07.Submission of Matters to a Vote of Security Holders

On December 14, 2021, the Company held its Annual Meeting of Stockholders (the “Annual Meeting”) in a virtual meeting format via webcast. At the Annual Meeting, the holders of 12,651,266 shares of common stock, which represents approximately 92% of the outstanding shares entitled to vote as of the record date of October 18, 2021, were represented virtually or by proxy. The proposals are described in more detail in the Company’s Proxy Statement. The matters voted upon at the Annual Meeting and the voting results are set forth below.

1.Election of Directors: The Company’s stockholders elected the following directors to each serve until the next Annual Meeting or until a successor is duly elected and qualified. The voting results were as follows:

	Votes For	Votes Against	Abstain	Broker Non-Votes

Daniel T. Carter	10,649,516	72,234	12,101	1,917,415
Melissa Claassen	10,696,718	25,933	11,200	1,917,415
Eric P. Etchart	10,669,005	52,627	12,219	1,917,415
Lara L. Lee	10,700,679	22,047	11,125	1,917,415
Trevor I. Mihalik	10,632,466	89,148	12,237	1,917,415
Graciela I. Monteagudo	10,660,970	61,160	11,721	1,917,415
David B. Pendarvis	10,674,446	46,653	12,752	1,917,415
Garry O. Ridge	10,629,156	93,256	11,439	1,917,415
Gregory A. Sandfort	10,665,338	56,325	12,188	1,917,415
Anne G. Saunders	10,637,044	85,060	11,747	1,917,415

2.Advisory Vote to approve Executive Compensation: The Company’s stockholders approved, by advisory vote, the compensation paid to the Company’s named executive officers. The voting results were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
10,551,083	153,304	29,464	1,917,415

3.Ratification of Appointment of Independent Auditor: The Company’s stockholders ratified the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending August 31, 2022. The voting results were as follows:

Votes For	Votes Against	Abstain
10,759,396	1,875,002	16,868

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WD-40 Company
(Registrant)

Date: December 17, 2021	/s/ JAY W. REMBOLT
Jay W. Rembolt
Vice President, Finance
Treasurer and Chief Financial Officer